SUPPLEMENT TO THE
FIDELITY CAPITAL & INCOME FUND
A FUND OF FIDELITY SUMMER STREET TRUST
FIDELITY HIGH INCOME FUND (FORMERLY SPARTAN(registered trademark) HIGH INCOME FUND)
A FUND OF FIDELITY FIXED-INCOME TRUST

STATEMENT OF ADDITIONAL INFORMATION
JUNE 26, 1998

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION BEGINNING ON
PAGE 25.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluation, and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.


GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%            $ 0.5 billion    .3700%

 3 - 6                .3400              25              .2664

 6 - 9                .3100              50              .2188

 9 - 12               .2800              75              .1986

 12 - 15              .2500              100             .1869

 15 - 18              .2200               125            .1793

 18 - 21              .2000              150             .1736

 21 - 24              .1900              175             .1690

 24 - 30              .1800              200             .1652

 30 - 36              .1750              225             .1618

 36 - 42              .1700              250             .1587

 42 - 48              .1650              275             .1560

 48 - 66              .1600              300             .1536

 66 - 84              .1550              325             .1514

 84 - 120             .1500              350             .1494

 120 - 156            .1450              375             .1476

 156 - 192            .1400              400             .1459

 192 - 228            .1350              425             .1443

 228 - 264            .1300              450             .1427

 264 - 300            .1275              475             .1413

 300 - 336            .1250              500             .1399

 336 - 372            .1225              525             .1385

 372 - 408            .1200              550             .1372

 408 - 444            .1175

 444 - 480            .1150

 480 - 516            .1125

 Over 516             .1100


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $625 billion of group net assets - the approximate level for April 1998 - was 0.13%, which is the weighted average of the respective fee rates for each level of group net assets up to $625 billion.
Each fund's individual fund fee rate is 0.45%.